FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

September 30, 2019

(Unaudited)

	Shares	Fair Value
COMMON STOCKS
APPLICATION SOFTWARE — 8.3%
Sumo Group plc (Britain)(a)	2,558,696	$5,059,945
Tencent Holdings Ltd. (China)	181,117	7,575,742
TOTVS SA (Brazil)(a)	17,938	249,278
Ubisoft Entertainment SA (France)(a)	104,269	7,516,815
		$20,401,780
AIRLINES — 5.0%
Ryanair Holdings plc (Ireland)(a)	1,074,021	$12,355,995

PROFESSIONAL SERVICES — 3.9%
Pagegroup plc (Britain)	1,256,389	$6,772,813
Randstad NV (Netherlands)	57,408	2,818,505
		$9,591,318
OTHER SPECIALTY RETAIL - DISCRETIONARY — 3.6%
GrandVision NV (Netherlands)	295,125	$8,837,865

INFORMATION TECHNOLOGY SERVICES — 3.0%
Capgemini SE (France)	63,876	$7,521,474

SPECIALTY APPAREL STORES — 3.0%
Industria de Diseno Textil SA (Spain)	240,977	$7,457,651

SEMICONDUCTOR MANUFACTURING — 2.9%
ASML Holding NV (Netherlands)	29,102	$7,217,688

INTERNET MEDIA — 2.9%
NAVER Corp. (South Korea)	54,162	$7,104,169

HEALTH CARE SUPPLIES — 2.8%
EssilorLuxottica SA (France)	48,250	$6,956,648

NON WOOD BUILDING MATERIALS — 2.7%
Cie de Saint-Gobain (France)	170,591	$6,685,921

FUNERAL SERVICES — 2.7%
Dignity plc (Britain)	1,058,096	$6,635,005

COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 2.6%
Volution Group plc (Britain)	3,157,581	$6,522,436

BEVERAGES — 2.4%
Ambev SA (Brazil)(a)	1,284,064	$5,949,104

BANKS — 2.3%
AIB Group plc (Ireland)	1,915,324	$5,681,747

	Shares or Principal Amount	Fair Value
COMMON STOCKS - Continued
FOOD SERVICES — 2.3%
Sodexo SA (France)	49,857	$5,597,190

INVESTMENT COMPANIES — 2.1%
Melrose Industries plc (Britain)	2,131,693	$5,281,231

FLOW CONTROL EQUIPMENT — 2.1%
Sulzer AG (Switzerland)	53,320	$5,248,234

EDUCATIONAL SERVICES — 2.1%
G8 Education Ltd. (Australia)	2,968,982	$5,192,614

ADVERTISING & MARKETING — 2.0%
Stroeer SE & Co. KGaA (Germany)	64,916	$4,942,672

HOUSEHOLD PRODUCTS — 1.2%
L’Oreal SA (France)	10,691	$2,989,940

DEFENSE PRIMES — 0.9%
Avon Rubber plc (Britain)	111,986	$2,288,446

PACKAGED FOOD — 0.8%
Nestle SA (Switzerland)	18,860	$2,045,451

OTHER COMMON STOCKS — 4.5% (a)(b)		$10,999,632

TOTAL COMMON STOCKS — 66.1% (Cost $168,036,287)		$163,504,211

TOTAL INVESTMENT SECURITIES — 66.1% (Cost $168,036,287)		$163,504,211

SHORT-TERM INVESTMENTS — 35.5%
State Street Bank Repurchase Agreement — 0.25% 10/1/2019 (Dated 09/30/2019, repurchase price of $87,665,609, collateralized by $88,820,000 principal amount U.S. Treasury Notes — 1.875% 2022, fair value $89,420,246)	$87,665,000	$87,665,000
TOTAL SHORT-TERM INVESTMENTS (Cost $87,665,000)		$87,665,000

TOTAL INVESTMENTS — 101.6% (Cost $255,701,287)		$251,169,211
Other Assets and Liabilities, net — (1.6)%		(4,037,993)
NET ASSETS — 100.0%		$247,131,218

(a)         Non-income producing security.

(b)         As permitted by U.S. Securities and Exchange Commission regulations, “Other” Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

Foreign Currency Exchange Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at September 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	1,901,504	EUR	1,690,000	11/8/2019	$1,847,114	$54,389	—
Barclays Bank PLC	USD	31,528,124	EUR	28,287,000	12/19/2019	31,017,855	510,270	—
Total						$32,864,969	$564,659	—

See Notes to Financial Statements.

NOTE 1 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (“OTC”) market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The following table presents the valuation levels of the Fund’s investments as of September 30, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Application Software	$249,278	$20,152,502	—	$20,401,780
Airlines	12,355,995	—	—	12,355,995
Professional Services	—	9,591,318	—	9,591,318
Other Specialty Retail - Discretionary	—	8,837,865	—	8,837,865
Information Technology Services	—	7,521,474	—	7,521,474
Specialty Apparel Stores	—	7,457,651	—	7,457,651
Semiconductor Manufacturing	—	7,217,688	—	7,217,688
Internet Media	—	7,104,169	—	7,104,169
Health Care Supplies	—	6,956,648	—	6,956,648
Non Wood Building Materials	—	6,685,921	—	6,685,921
Funeral Services	6,635,005	—	—	6,635,005
Commercial & Residential Building Equipment & Systems	6,522,436	—	—	6,522,436
Beverages	5,949,104	—	—	5,949,104
Banks	—	5,681,747	—	5,681,747
Food Services	5,597,190	—	—	5,597,190
Investment Companies	—	5,281,231	—	5,281,231
Flow Control Equipment	—	5,248,234	—	5,248,234
Educational Services	—	5,192,614	—	5,192,614
Advertising & Marketing	—	4,942,672	—	4,942,672
Household Products	—	2,989,940	—	2,989,940
Defense Primes	2,288,446	—	—	2,288,446
Packaged Food	—	2,045,451	—	2,045,451
Other Common Stocks	—	10,999,632	—	10,999,632
Short-Term Investment	—	87,665,000	—	87,665,000
	$39,597,454	$211,571,757	—	$251,169,211
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$564,659	—	$564,659

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $30,786,574 from Level 2 to Level 1 during the period ended September 30, 2019. The transfers between Level 2 and Level 1 of the fair value hierarchy during the period ended September 30, 2019, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds’ transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange.

NOTE 2 — Federal Income Tax

The cost of investment securities held at September 30, 2019 (excluding short-term investments), was $177,762,165 for federal income tax purposes.  Net unrealized depreciation consists of:

Gross unrealized appreciation:	$9,005,297
Gross unrealized depreciation:	(23,263,251)
Net unrealized depreciation:	$(14,257,954)